                                                                 EXHIBIT (z)(1)

Item 27(a)
----------

                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Mortgage Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen Strategic Municipal Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen New York Tax Free Income Fund
                    Van Kampen Trust
                        Van Kampen High Yield Fund
                    Van Kampen Equity Trust
                        Van Kampen Aggressive Growth Fund
                        Van Kampen Mid Cap Growth Fund
                        Van Kampen Select Growth Fund
                        Van Kampen Small Company Growth Fund*
                        Van Kampen Small Cap Growth Fund
                        Van Kampen Small Cap Value Fund
                        Van Kampen Utility Fund
                        Van Kampen Value Opportunities Fund
                    Van Kampen Equity Trust II
                        Van Kampen International Advantage Fund
                        Van Kampen Technology Fund
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Senior Loan Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Emerging Growth Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity and Income Fund
                    Van Kampen Exchange Fund

                    Van Kampen Limited Duration Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Income Corporate Bond Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Aggressive Growth Portfolio
                        Comstock Portfolio
                        Emerging Growth Portfolio
                        Enterprise Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                        Money Market Portfolio
                    Van Kampen Pace Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Reserve Fund
                    Van Kampen Tax Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen Series Fund, Inc.
                        Van Kampen American Value Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Emerging Markets Income Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen Focus Equity Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Value Equity Fund
                        Van Kampen Growth and Income Fund II*
                        Van Kampen International Magnum Fund
                        Van Kampen Japanese Equity Fund*
                        Van Kampen Global Franchise Fund




* Funds that have not commenced investment operations.


CALIFORNIA INSURED MUNICIPALS INCOME TRUST                    SERIES 227
FLORIDA INSURED MUNICIPALS INCOME TRUST                       SERIES 157
FLORIDA INSURED MUNICIPALS INCOME TRUST                       SERIES 158
MICHIGAN INSURED MUNICIPALS INCOME TRUST                      SERIES 187
MISSOURI INSURED MUNICIPALS INCOME TRUST                      SERIES 124
NEW JERSEY INSURED MUNICIPALS INCOME TRUST                    SERIES 150
NEW YORK INSURED MUNICIPALS INCOME TRUST                      SERIES 177
OHIO INSURED MUNICIPALS INCOME TRUST                          SERIES 132
PENNSYLVANIA INSURED MUNICIPALS INCOME TRUST                  SERIES 293
INVESTMENT GRADE MUNICIPAL TRUST                              SERIES 48
INSURED MUNICIPALS INCOME TRUST DISCOUNT                      SERIES 16
INSURED MUNICIPALS INCOME TRUST                               SERIES 492
INSURED MUNICIPALS INCOME TRUST LIMITED                       SERIES 96
CALIFORNIA INSURED MUNICIPALS INCOME TRUST INTERMEDIATE       SERIES 8
LONG TERM INVESTMENT GRADE TRUST                              SERIES 24
VIRGINIA INVESTORS' QUALITY TAX-EXEMPT TRUST                  SERIES 93
VIRGINIA INVESTORS' QUALITY TAX-EXEMPT TRUST                  SERIES 94
ROLLING TREASURY PORTFOLIO                                    SERIES 1
GNMA INCOME PORTFOLIO                                         SERIES 3
INVESTMENT GRADE TRUST                                        SERIES 19
VK INSURED INCOME TRUST                                       SERIES 123
CENTRAL EQUITY TRUST DIVERSIFIED INCOME                       SERIES 16
DENT GLOBAL DEMOGRAPHICS PORTFOLIO                            SERIES 2
DIVIDEND INCOME AND VALUE PORTFOLIO                           SERIES 43
DOW 30 INDEX TRUST                                            SERIES 19
VK STRATEGIC 10 U.S. TRADITIONAL SERIES                       JULY 2004 SERIES
EAFE STRATEGIC 20 TRUST                                       SERIES 43
ENERGY PORTFOLIO                                              SERIES 11
FINANCIAL INSTITUTIONS TRUST                                  SERIES 23
SELECT 5 INDUSTRIAL PORTFOLIO                                 SERIES 43
FOCUS VALUE PORTFOLIO                                         SERIES 12
VK GREAT INTERNATIONAL FIRMS TRUST                            SERIES 25
GLOBAL 45 DIVIDEND STRATEGY PORTFOLIO                         SERIES 43
VK HEALTHCARE AND PHARMACEUTICAL TRUST                        SERIES 28
VK INTERNET TRUST                                             SERIES 40
STRATEGIC GROWTH LARGE CAP PORTFOLIO                          SERIES 43
STRAT CLSD END TR SEN LOAN AND LTD DUR                        SERIES 1
MORGAN STANLEY TECHNOLOGY INDEX PORTFOLIO                     SERIES 32
MORGAN STANLEY US MULTINATL 50 INDEX PORTFOLIO                SERIES 17
S AND P POWERPICKS PORTFOLIO                                  SERIES 43
PREFERRED SECURITIES PORTFOLIO                                SERIES 4
STRATEGIC SMALL CAP PORTFOLIO                                 SERIES 44
S AND P SELECT CORE 20 PORTFOLIO                              SERIES 43
SELECT 10 INDUSTRIAL PORTFOLIO                                SERIES 45
NATCITY SELECT EQUITY CORE PORTFOLIO                          SERIES 1
SELECT S AND P INDUSTRIAL PORTFOLIO                           SERIES 43
MORGAN STANLEY TECHNOLOGY INDEX PORTFOLIO                     SERIES 44
SELECT TURNAROUND FOCUS LIST                                  SERIES 4
THE DOW CONTRARIAN STRATEGY PORTFOLIO                         SERIES 45
VK UTILITY TRUST                                              SERIES 16
COHEN AND STEERS REIT INCOME PORTFOLIO                        SERIES 12
SELECT GROWTH TRUST                                           JULY 2004 SERIES